CAPITAL	12 Months Ended
Dec. 31, 2013
CAPITAL [Abstract]
CAPITAL

NOTE 16 - CAPITAL

The Company is subject to capital adequacy requirements imposed by the Federal Reserve.  In addition, the Bank is restricted by the Office of the Comptroller of the Currency from paying dividends in an amount in excess of the net earnings of the current year plus retained profits of the preceding two years.  As of December 31, 2013, $24.8 million of retained earnings were available for future dividends from the Bank to the Company.

Accumulated Other Comprehensive Income (Loss) as of December 31, 2013 and 2012 was as follows (in thousands):

	2013	2012
Unrealized gains (losses) on available-for-sale securities without other-than-temporary impairment, net of tax	$(361)	$10,542
Unrealized losses on available-for-sale securities with other-than-temporary impairment, net of tax	-	(251)
Total accumulated other comprehensive income (loss)	$(361)	$10,291